Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

Case No.:	14-12514
Reporting Period:	Nov 09 - Nov 30

Federal Tax I.D. #:	51-0652233

Monthly Operating Report

	Form	Document	Explanation
Required Documents	No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Information/Reconciliation	MOR-1a	X
Detailed Operating Receipts and Disbursements	MOR-1b	X
Schedule of Professional Fees Paid	MOR-1c	X
Copies of Bank Statements		N/A	X
Cash Disbursements Journals		N/A	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes	MOR-4	X
Copies of IRS Form 6123		N/A
Copies of Tax Returns Filed During Reporting Period		N/A
Summary of Unpaid Post-Petition Debts	MOR-5	N/A
Listing of Aged Accounts Payable	MOR-5a	X
Accounts Receivable Reconciliation and Aging	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Christopher A. Artzer	12/24/14
Signature of Authorized Individual(2)	Date

Christopher Artzer	President and Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

(1)	The Debtor in this chapter 11 case, along with the last four digits of the Debtors federal taxpayer- identification number, as applicable are: KiOR, Inc. (2233). The Debtor is located at 13001 Bay Park Rd., Pasadena, TX 77507
(2)	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

KiOR, Inc.	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Listing of Debtor Entities and Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtor and related Case number:

Debtor	Case Number
KiOR, Inc.	14-12514

Notes to the MOR:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy case and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The unaudited consolidated financial statements have been derived from the books and records of KiOR, Inc. The information furnished in this report includes primarily normal recurring adjustments, but not all of the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that KiOR, Inc. applies in the preparation of their quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtor believes that the financial information may be subject to change, and that these changes could be material.

The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of pre and post-petition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements of the Debtor in the future. The Debtor cautions readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

KiOR, Inc.	Form No.:	MOR-1
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Schedule of Cash Receipts and Disbursements
Debtor	Case Number	11/09 Balance	Cash Receipts	Cash Disbursements	Net Cash Flow	Outstanding Checks	11/30 Balance
KiOR, Inc.	14-12514	$470,906	$643,273	$737,472	$(94,199)	$—	$376,707

Totals		$470,906	$643,273	$737,472	$(94,199)	$—	$376,707

Notes to MOR-1:

Cash receipts and disbursement amounts are derived based on information from the Debtor’s bank statements.

Cash receipts and cash disbursements related to the Debtor-In-Possession financing have been included in the total above unless otherwise noted.

KiOR, Inc.	Form No.:	MOR-1a
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Bank Account Information
Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance	Bank Account Description
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******9708	$206,949	Operating Account
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******6904	$52,235	FSA Account
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******0787	$17,523	ESPP Account
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******6685	$100,000	Collateral Account
KiOR, Inc.	14-12514	SVB Financial Group, 3003 Tasman Drive, Santa Clara, CA 95054	******9339	$—	Utility Account (1)

Notes to MOR-1a:

All amounts listed above are the bank balances as of the end of the reporting period. Copies of bank statements and cash disbursement journals are not included in this MOR. These items will be made available upon request.

(1)	Account #******9339 was opened per the language of the Utility Motion (Docket#5) filed 11/9/14. The account was funded with $15,000 on 12/1/14 as adequate assurance of payment.

Total:	376,707	(Including Utility Deposit and Collateral Account)
Total:	276,707	(Excluding Utility Deposit and Collateral Account)

KiOR, Inc.	Form No.:	MOR-1a
	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Bank Reconciliations

The above-captioned Debt hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements.

I attest that each of the Debtor’s bank accounts is reconciled to bank statements. The Debtor’s standard practice is to ensure that each bank account is reconciled to bank statements at least once per fiscal quarter within 45 days after the month end.

/s/ Christopher A. Artzer	12/24/14
Signature of Authorized Individual	Date

Christopher A. Artzer	President and Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

KiOR, Inc.	Form No.:	MOR-1b
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Operating Receipts (1)
Advances per DIP Credit Agreement (Pasadena Investments, LLC)	640,630
Other Receipts	2,637

Total operating receipts	$643,267

Disbursements (1)
Employee, Payroll, Benefits and Other	632,251
Laboratory / R&D Operating	19,690
Demo/ KCR / Pilot Operating	47,838
Utilities	—
Rents, Insurance and Taxes	12,177
Professional Fees	22,384
Restructuring Professional Fees	—
US Trustee Fees	—
IT Fees	—
Utilities Deposit	—
Miscellaneous	1,401

Total disbursements	$735,740

Net cash flow	$(92,473)

Notes to MOR-1b

(1)	Receipts and disbursements reflect cash activity from the Operating Account (******9708) only.

KiOR, Inc.	Form No.:	MOR-1c
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Schedule of Professional Fees and Expenses Paid
			Amount Paid		Year-To-Date
Payee	Period Covered	Payment Date(s)	Fees	Expenses	Fees	Expenses
Total			$—	$—	$—	$—

Notes to MOR-1c:

No post-petition restructuring professional fees / expenses were paid during the reporting period (11/09/14 – 11/30/14)

KiOR, Inc.	Form No.:	MOR-2
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 01 - Nov 30

	Federal Tax I.D. #:	51-0652233

Statement of Operations (Unaudited) (1)

Revenue	$—

General and Administrative - Legal and Consulting Fees	1,833,797
General and Administrative - Payroll and Related Expenses	678,483
General and Administrative - Other	221,928

Total G&A	$2,734,207

Research and Development - Payroll and Related Expenses	516,632
Research and Development - Depreciation and Amortization	240,890
Research and Development - Other	504,974

Total R&D	$1,262,496

Earnings/(loss) from operations	$(3,996,703)

Other Expenses/ (Income) (2)	$746,495

Net earnings/(loss)	$(4,743,198)

Notes to MOR-2:

(1)	The income statement represents activity for the period 11/1/14 - 11/30/14.
(2)	Primarily consists of pre-petition PIK interest (non-cash).

KiOR, Inc.	Form No.:	MOR-3
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Balance Sheet (Unaudited)

Assets:
Cash and cash equivalents	$276,670
Restricted Cash (1)	100,000
Prepaid expenses & Other Current Assets	1,844,685

Total current assets	$2,221,355

Property, plant, and equipment, net	28,631,663
Intangible assets and goodwill, net	1,933,014
Intercompany receivable	274,564,885

Total assets	$307,350,917

Liabilities:
Accounts payable, post petition	219,457
Other payables / accrued expenses (2)	2,740,573
Debtor-in-Possession Financing	640,630

Total current liabilities	$3,600,659

Liabilities subject to compromise	237,380,591.13
Total liabilities	$240,981,250
Shareholders’ Equity:
Common stock	10,760
Paid-in capital	427,401,563
Accumulated deficit	(361,042,657)

Total shareholders’ equity	$66,369,667

Total liabilities and shareholders’ equity	$307,350,917

Notes to MOR-3:

(1)	Restricted Cash acts as collateral for the Silicon Valley Bank (SVB) credit cards used by KiOR, Inc.’s employees for various business expenses.
(2)	Includes both pre- and post-petition other payables and accruals.

KiOR, Inc.	Form No.:	MOR-4
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Status of Post-Petition Taxes (Unaudited)
	Beginning Tax Liabilities (11/9/14	Accrued / Withheld	Taxes Paid	Closing Tax Liabilities (11/30/14)
Sales & Use Taxes	$1,556	$(8)	$1,270	$278
Social Security and Employment Taxes	—	28,000	28,000	—
Property Taxes	532,967	53,297	—	586,263
Franchise Tax	—	12,000	—	12,000

Total	$534,523	$93,289	$29,270	$598,542

Notes to MOR-4:

KiOR, Inc.	Form No.:	MOR-5a
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Accounts Payable (Post-Petition) Balance as of 11/30/14 (Unaudited)

Accounts Payable Aging
0 - 30 days old	$219,457
31 - 60 days old	—
61 - 90 days old	—
91 + days old	—

Total Accounts Payable (Post-Petition)	$219,457

Notes to MOR-5a

KiOR, Inc.	Form No.:	MOR-6
Figures in $	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Accounts Receivable (Post-Petition) Balance as of 11/30/14 (Unaudited) (1)

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(+) Refunds for Over Payment
(-) Amounts collected during the period

Total Accounts Receivable (Post-Petition)	$—

Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91 - 120 days old
120 + days

Total Accounts Receivable (Post-Petition)	$—

Notes to MOR-6

(1)	The Debtor had $0 in sales during the reporting period. As such, the Debtor does not have any Accounts Receivable to report as of 11/30/14.

KiOR, Inc.	Form No.:	MOR-7
	Case No.:	14-12514
	Reporting Period:	Nov 09 - Nov 30

	Federal Tax I.D. #:	51-0652233

Debtor Questionnaire

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers’ compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X

Explanations

(5) Account #******9339 was opened per the language of the Utility Motion (Docket#5) filed 11/9/14. The account was funded with $15,000 on 12/1/14 as adequate assurance of payment.